EXHIBIT 10.1

5455 Wilshire Blvd. Suite 950 Los Angeles CA 90036 | 213-213-5237

RECEIPTS PURCHASE AND SALE AGREEMENT

This Receipts Purchase and Sale Agreement (“Agreement”) dated 11/02/2018 between Syndimate ("PURCHASER") and the merchant listed below MERCHANT INFORMATION

Merchant's Legal Name: Sharing Services Inc

D/B/A: Sharing Services Inc

State of Incorporation / Organization: TX Federal Tax ID: 30-0869786

Type of entity: Limited Liability Company (LLC)

Physical Address: 1700 Coit Rd, Suite 100

City: Plano

State: TX

Zip: 75075

Mailing Address: 1700 Coit Rd, Suite 100

City: Plano

State: TX

Zip: 75075

PURCHASE AND SALE OF FUTURE RECEIPTS

Merchant hereby sells, assigns and transfers to Purchaser, as the lead purchaser for itself and co-investors [making Purchaser on behalf of itself and all co-investors (collectively the Purchasers), the absolute owner] in consideration of the funds provided (“Purchase Price”) specified below, all of Merchant's future receipts, accounts, contract rights and other obligations arising from or relating to the payment of monies from Merchant's customers' and/or other third party payers (collectively the “Receipts” defined as all payments made by cash, check, electronic transfer or other form of monetary payment in the ordinary course of the merchant's business), until such time as the “Receipts Purchased Amount” has been delivered by Merchant to PURCHASER. The Receipts Purchased Amount shall be delivered to PURCHASER by the Merchant irrevocably authorizing only one depositing account acceptable to PURCHASER (the “Account”) to deliver the percentage specified below (the “Specified Percentage”) of the Merchant's Receipts, until such time as PURCHASER has been delivered the full Receipts Purchased Amount. In consideration of servicing the Account, the Merchant hereby authorizes PURCHASER to ACH Debit the “Specified Daily Amount” from the Merchant's Account as the base payment credited against the Specified Percentage Due. It is the Merchant's responsibility to provide to PURCHASER all bank statements and viewing access to the Account and any other bank accounts held by Merchant on a monthly basis for the purpose of reconciling the Receipts created against the Specified Percentage withheld, thereby permitting PURCHASER to debit or credit the difference to the Merchant so that daily amount delivered to the Purchaser equals the Specified Percentage. Failure to provide all of their bank statements in a timely manner or missing a month shall forfeit all right to reconciliation for that month. PURCHASER may upon Merchant's request adjust the amount of any payment due under this agreement at PURCHASER'S sole discretion and as it deems appropriate in servicing this agreement. PURCHASER may require viewing access to Merchant's Account prior to funding as part of the underwriting process to verify your statements and recent activity. Merchant understands that it is responsible for ensuring that funds adequate to cover amounts to be debited by PURCHASER remain in the Account. Merchant will be held responsible for any fees incurred by PURCHASER resulting from a rejected ACH attempt or an event of default. (See Appendix A) PURCHASER is not responsible for any overdrafts or rejected transactions in the Merchants account which may result from PURCHASER's scheduled ACH debit under the terms of this Agreement. Notwithstanding anything to the contrary in this Agreement or any other agreement between PURCHASER and Merchant, upon the violation of any provision contained in Section 1.11 of the MERCHANT AGREEMENT TERMS AND CONDITIONS or the occurrence of an Event of Default under Section 3 of the MERCHANT AGREEMENT TERMS AND CONDITIONS, the Specified Percentage shall equal 100%. A list of all fees applicable under this Agreement is contained in Appendix A.

Purchase Price: $250,000 Specified Percentage: %15 Specified Daily Amount: $ 2,062.50 Receipts Purchased Amount: $ 330,000

TERMS, DEFINITIONS, AND CONDITIONS SET FORTH IN THE MERCHANT AGREEMENT TERMS AND CONDITIONS AND SECURITY AGREEMENT

AND GUARANTY ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS RECEIPTS PURCHASE AND SALE AGREEMENT

FOR THE MERCHANT (#1)

By: Jordan Brock                                                         Signature:___________________________

Jordan Brock

FOR THE MERCHANT (#2)
By:____________________                                      Signature:___________________________

OWNER/GUARANTOR #1
By: Jordan Brock                                                         Signature:___________________________

Jordan Brock

OWNER/GUARANTOR #2
By:____________________                                      Signature:___________________________

SYNDIMATE
By:______________________
(Company Officer)                                                       Sales Associate Name:___________________

To the extent set forth herein, each of the parties is obligated upon his, her or its execution of the Agreement to all terms of the Agreement, including the Additional Terms set forth below. Each of above-signed Merchant and Owner(s) represents that he or she is authorized to sign this Agreement for Merchant, legally binding said Merchant to deliver the specified percentage of daily receipts and that the information provided herein and in all of PURCHASER documents, forms and recorded interviews is true, accurate and complete in all respects. If any such information is false or misleading, Merchant shall be deemed in material breach of all agreements between Merchant and PURCHASER and PURCHASER shall be entitled to all remedies available under law. Merchant and each of the above-signed Owners authorizes PURCHASER, its agents and representatives and any credit reporting agency engaged by PURCHASER, to (i) investigate any references given or any other statements or data obtained from or about Merchant or any of its Owners for the purpose of this Agreement, and (ii) obtain credit report at any time now or for so long as Merchant and/or Owners(s) continue to have any obligation owed to PURCHASER.

ANY MISREPRESENTATION MADE BY MERCHANT OR OWNER IN CONNECTION WITH THIS AGREEMENT MAY CONSTITUTE A SEPARATE CAUSE OF ACTION FOR FRAUD OR INTENTIONAL FRAUDULENT INDUCEMENT TO OBTAIN FINANCING.

MERCHANT AGREEMENT TERMS AND CONDITIONS

1.

TERMS OF ENROLLMENT IN PROGRAM

1.1

Merchant  Deposit  Agreement.  Merchant shall execute an agreement (the “Merchant Deposit Agreement”) acceptable to  PURCHASER, with a Bank acceptable to PURCHASER, to obtain electronic fund transfer services. Merchant shall provide PURCHASER and/or its authorized agent with all of the information, authorizations necessary for verifying Merchant's receivables, receipts and deposits into the Account. Merchant shall authorize PURCHASER and/or it's agent to deduct the amounts owed to PURCHASER for the Receipts as specified herein from settlement amounts which would otherwise be due to Merchant by permitting PURCHASER to withdraw the Specific Daily Amount credited against the Specified Percentages by ACH debit of the Merchant Account. The authorization shall be irrevocable without the written consent of PURCHASER.

1.2

Term of Agreement. This Agreement shall have an indefinite term that shall last until all the Merchant's obligations to PURCHASER are fully satisfied. This shall include but not be limited to any renewals, outstanding fees or costs.

1.3

Future Purchases. PURCHASER reserves the right to rescind the offer to make any purchases hereunder, in its sole discretion.

1.4

Financial Condition. Merchant and Guarantor(s) authorize PURCHASER and its agents to investigate their financial responsibility and history, and will provide to PURCHASER any bank or financial statements, tax returns, etc., as PURCHASER deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. PURCHASER is authorized to update such information and financial profiles from time to time as it deems appropriate.

1.5

Transactional History. Merchant authorizes its bank to provide PURCHASER with Merchant's banking or processing history to determine qualification or continuation in this program.

1.6

Indemnification. Merchant and Guarantor(s) jointly and severally indemnify and hold harmless Processor/Bank, its officers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney's fees) incurred by Processor/Bank resulting from (a) claims asserted by PURCHASER for monies owed to PURCHASER from Merchant and (b) actions taken by Processor/Bank in reliance upon information or instructions provided by PURCHASER.

1.7

No Liability. In no event will PURCHASER (or any of the Purchasers) be liable for any claims asserted by Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by Merchant and Guarantor(s).

1.8

Reliance on Terms. Section 1.1, 1.7, 1.8, and 2.5 of this Agreement are agreed to for the benefit of Merchant, PURCHASER and Processor, and notwithstanding the fact that Processor is not a party of this Agreement, Processor may rely upon their terms and raise them as a defense in any action.

1.9

Sale of Receipts. Merchant and PURCHASER agree that the Purchase Price under this Agreement is in exchange for the Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from PURCHASER to Merchant. Merchant agrees that the Purchase Price is in exchange for the sale of future Receipts pursuant to this Agreement equals the fair market value of such Receipts. PURCHASER has purchased and shall own all the Receipts described in this Agreement up to the full Purchased Amount as the Receipts are created. Receipts delivered to PURCHASER in respect to the full amount of the Receipts shall be conditioned upon Merchant's sale of products and services and the payment therefore by Merchant's customers in the manner provided in Section 1.1. In no event shall the aggregate of all amounts be deemed as interest hereunder and charged or collected hereunder exceed the highest rate permissible by law. In the event that a court determines that this agreement is a loan and tha PURCHASER has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and PURCHASER shall promptly refund to Merchant any interest received by PURCHASER in excess of the maximum lawful rate, it being intended that Merchant not pay or contract to pay, and that PURCHASER not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be delivered by Merchant under applicable law.

1.10

Power of Attorney Merchant irrevocably appoints PURCHASER as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to PURCHASER from Processor/Bank, or in the case of a violation by Merchant of Section 1.12 or the occurrence of an Event of Default under Section 4 hereof, from Merchant, under this Agreement, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral;

(iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause

(ii) above; (iv) to sign Merchant's name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to PURCHASER; and (v) to file any claims or take any action or institute any proceeding which PURCHASER may deem necessary for the collection of any of the undelivered Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to delivery of the Purchased Amount.

1.11

Protections Against Default. The following Protections 1 through 4 may be invoked by PURCHASER, immediately and without notice to Merchant in the event (a) Merchant changes its arrangements with Processor/Bank in any way that is adverse to PURCHASER; (b) Merchant changes the Account through which the Receipts are settled., or permits any event to occur that could cause diversion of any of Merchant's transactions to another account; (c) Merchant transfers, moves, sells, disposes, transfers or otherwise conveys its business or assets without (i) the express prior written consent of PURCHASER, and (ii) the written agreement of any purchaser or transferee to the assumption of all of Merchant's obligations under this Agreement pursuant to documentation satisfactory to PURCHASER; or (d) Merchant takes any action, fails to take any action, or offers any incentive—economic or otherwise—the result of which will be to induce any customer or customers to pay for Merchant's services with any means other than checks or payments that are settled through Processor. These protections are in addition to any other remedies available to PURCHASER at law, in equity or otherwise pursuant to this Agreement.

1.

Protection 1. PURCHASER may enforce its security interest in the Collateral identified in Article III hereof.

2.

Protection 2. PURCHASER may proceed to protect and enforce its rights and remedies by lawsuit. In any such lawsuit, in which PURCHASER shall recover judgment against Merchant, Merchant shall be liable for all of PURCHASER's costs of lawsuit, including but not limited to all reasonable attorneys' fees and court costs.

3.

Protection 3. Merchant shall, upon execution of this Agreement, deliver to PURCHASER an executed assignment of lease of Merchant's premises in favor of PURCHASER.

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4.

Protection 4. PURCHASER may debit Merchant's depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Merchant's bank account or otherwise.

1.12

Protection of Information. Merchant and each person signing this Agreement on behalf of Merchant and/or as Owner, in respect of himself or herself personally, authorizes PURCHASER to disclose information concerning Merchant's and each Owner's credit standing (including credit bureau reports that PURCHASER obtains) and business conduct only to agents, affiliates, subsidiaries, and credit reporting bureaus. Merchant and each Owner hereby waives to the maximum extent permitted by law any claim for damages against PURCHASER or any of its affiliates and the Purchasers relating to any(i) investigation undertaken by or on behalf of PURCHASER as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

1.13

Confidentiality. Merchant understands and agrees that the terms and conditions of the products and services offered by PURCHASER, including this Agreement and any other PURCHASER documentations (collectively, “Confidential Information”) are proprietary and confidential information of PURCHASER. Accordingly unless disclosure is required by law or court order, Merchant shall not disclose Confidential Information of PURCHASER to any person other than an attorney, accountant, financial advisor or employee of Merchant who needs to know such information for the purpose of advising Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising Merchant and first agrees in writing to be bound by the terms of this Section 1.13.

1.14

Publicity. Merchant and each Owner authorizes PURCHASER to use its, his or her name in a listing of clients and in advertising and marketing materials with their express written consent.

1.15

D/B/A's. Merchant hereby acknowledges and agrees that PURCHASER may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between PURCHASER and Merchant, including the filing of UCC-1 financing statements and other notices or filings.

2.

REPRESENTATIONS, WARRANTIES AND COVENANTS Merchant represents, warrants, and covenants that as of this date and during the term of this Agreement:

2.1

Financial Condition and Financial Information. Its bank and financial statements, copies of which have been furnished to  PURCHASER, and future statements which will be furnished hereafter at the discretion of PURCHASER, fairly represent the financial condition of Merchant at such dates, and since those dates there has been no material changes, financial or otherwise, in such condition, operation or ownership of Merchant. Merchant has a continuing, affirmative obligation to advise PURCHASER of any material change in its financial condition, operation or ownership. PURCHASER may request financial statements at any time during the performance of this Agreement and the Merchant shall provide them to PURCHASER within 5 business days. Merchant's failure to do so is a material breach of this Agreement.

2.2

Governmental Approvals. Merchant is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged.

2.3

Authorization. Merchant, and the person(s) signing this Agreement on behalf of Merchant, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

2.4

Insurance. Merchant will maintain business-interruption insurance naming PURCHASER as loss payee and additional insured in amounts and against risks as are satisfactory to PURCHASER and shall provide PURCHASER proof of such insurance upon request.

2.5

Intentionally omitted.

2.6

Change of Name or Location . Merchant will not conduct Merchant's businesses under any name other than as disclosed to the Processor and PURCHASER or change any of its places of business.

2.7

Daily Batch Out. Merchant will batch out Receipts with the Processor on a daily basis.

2.8

Estoppel Certificate. Merchant will at any time, and from time to time, upon at least one (1) day's prior notice from PURCHASER to Merchant, execute, acknowledge and deliver to PURCHASER and/or to any other person, person firm or corporation specified by PURCHASER, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Purchased Amount or any portion thereof has been delivered.

2.9

No Bankruptcy or Insolvency. As of the date of this Agreement, Merchant represents that it is not insolvent and does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code, or any other similar bankruptcy or insolvency statute, and there has been no involuntary petition brought or pending against Merchant. Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

2.10

Additional Financing. Merchant shall not enter into any arrangement, agreement or commitment for any additional financing, whether in the form of a purchase of receivables or a loan to the business with any party other than PURCHASER without PURCHASER's written permission.

2.11

Unencumbered Receipts. Merchant has good, complete and marketable title to all Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of PURCHASER.

2.12

Business Purpose. Merchant is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family or household purposes.

2.13

Default Under Other Contracts . Merchant's execution of and/or performance under this Agreement will not cause or create an event of default by Merchant under any contract with another person or entity.

2.14

Conduct of Business. Merchant shall conduct its business consistent with past practice, Merchant has no present intention to close or cease operating its business, in whole or part, temporarily or permanently.

2.15

Merchant Contractual Covenants. Merchant agrees to not grant or permit any Lien upon any of its accounts receivable, including future Receipts, for the benefit of any person or entity other than PURCHASER and to maintain a minimum balance in the designated Account to the extent required as provided in Section 1.1 hereof. PURCHASER, Merchant, and Principal(s) acknowledge and agree that Merchant's filing of bankruptcy, going or out of business, in and of itself, does not constitute a breach of the Merchant Contractual Covenants.

2.16

Sale of Future Receivables . Merchant is selling a portion of a future revenue stream to PURCHASER at a discount, not borrowing money from PURCHASER. Merchant is required to allow PURCHASER to receive the revenue stream it purchased by complying with the Merchant Contractual Covenants and this Agreement, but Merchant otherwise has no obligation to make any payments to PURCHASER. There is no interest rate or payment schedule and no time period during which the Specified Amount must be collected by PURCHASER. Thus, if future Receipts are remitted more slowly than PURCHASER may have anticipated or projected because business Merchant's business has slowed down, or if the full Receipts Purchased Amount is never remitted because Merchant's business went bankrupt or otherwise ceased operations in the ordinary course of business, and Merchant has not breached one or more of the provisions in sections 1.11 and 3.1, Merchant would not owe anything to PURCHASER and would not be in breach of or default under this Agreement. PURCHASER is buying the Receipts Purchased Amount knowing the risks that PURCHASER's business may slow down or fall, and PURCHASER assumes these risks based on Merchant's agreement to the provisions in sections 1.11 and 3.1, which are designed to give PURCHASER a reasonable and fair opportunity to receive the benefit of its bargain. By the Agreement, Merchant transfers to PURCHASER full and complete ownership of the Receipts Purchased Amount and Merchant retains no legal or equitable interest therein.

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2.17

Monitoring, Recording and Solicitations.

(a)

Authorization to contact Merchant by phone. Merchant and each principal authorize PURCHASER, its affiliates, agents and independent contractors to contact merchant and each principal at any telephone number merchant or any principal provides to PURCHASER or from which Merchant or any principal places a call to PURCHASER, or any telephone number where PURCHASER believes it may reach Merchant or any principal, using any means of communication, including, but not limited to, calls or text messages to mobile cellular, wireless or similar devices and calls or text messages using an automated telephone dialing system and/or artificial voices or prerecorded messages, even if Merchant or a principal incurs charges for receiving such communications.

(b)

Authorization to contact Merchant by other means. Merchant and each principal also agree that PURCHASER, its affiliates, agents and independent contractors may use any other medium, as permitted by law and including, but not limited to, mail, e-mail and facsimile, to contact merchant and each principal.

(c)

Rights to opt out or make changes. Merchant and each principal are not required to agree to sections 3.7(a) or 3.7(b) in order to enter into this agreement. If Merchant or any principal wishes to opt out of section 3.7(a) and/or 3.7(b), or if Merchant or any principal wants to change how PURCHASER contacts them, including with respect to any telephone number that PURCHASER might use, please call PURCHASER at (client info) (and select customer service from the menu prompts) or write to PURCHASER at the address set forth in section 4.2

(d)

Authorization to record calls. Merchant and each principal agree that PURCHASER, its affiliates, agents and independent contractors may listen to or record telephone calls between merchant or any principal and PURCHASER's representatives without additional notice to merchant or any principal.

3.

EVENTS OF DEFAULT AND REMEDIES

3.1

Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” hereunder: (a) Merchant shall violate any term or covenant in this Agreement; (b) Any representation or warranty by Merchant in this Agreement shall prove to have been incorrect, false or misleading in any material respect when made; (c) The sending of notice of termination by Guarantor; (d) Merchant shall sell or move its business without notice to Purchaser; (e) Merchant shall transfer or sell all or substantially all of its assets without notice to Purchaser; (f) Merchant shall make or send notice of any intended bulk sale or transfer by Merchant; (g) Merchant shall use multiple depository accounts without the prior written consent of PURCHASER; (h) Merchant shall change its depositing account without the prior written consent of PURCHASER; or (i) Merchant shall default under any of the terms, covenants and conditions of any other agreement with PURCHASER.

3.2

Remedies. In case any Event of Default occurs and is not waived pursuant to Section 4.4 hereof, PURCHASER on its own and on behalf of the PURCHASERs may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Merchant's obligations hereunder (including the Personal Guarantee) or any other legal or equitable right or remedy. All rights, powers and remedies of PURCHASER in connection with this Agreement may be exercised at any time by PURCHASER after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

3.3

Costs. Merchant shall pay to PURCHASER all reasonable costs associated with (a) a breach by Merchant of this Agreement and the enforcement thereof, and (b) the enforcement of PURCHASER's remedies set forth in Section 3.2 above, including but not limited to court costs and attorneys' fees.

3.4

Required Notifications. Merchant is required to give PURCHASER written notice within 24 hours of any filing under Title 11 of the United States Code. Merchant is required to give PURCHASER seven days' written notice prior to the closing of any sale of all or substantially all of the Merchant's assets or stock.

4.

MISCELLANEOUS

4.1

Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by PURCHASER.

4.2

Assignment. Merchant acknowledges and understands that PURCHASER is acting on its own behalf and as the administrator and lead investor for a group of independent participants a list of which can be provided to Merchant after funding and upon written notice to PURCHASER. PURCHASER may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part.

4.3

Notices. All notices, requests, consent, demands and other communications hereunder shall be delivered by U.S. Regular Mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement and shall become effective only upon receipt.

4.4

Waiver Remedies. No failure on the part of PURCHASER to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

4.5

Binding Effect; Governing Law,  Venue  and  Jurisdiction.  This Agreement shall be binding upon and inure to the benefit of Merchant, PURCHASER (and it's Participants) and their respective successors and assigns, PURCHASER's Participants shall be third party beneficiaries of all such agreements, except that Merchant shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of PURCHASER which consent may be withheld in PURCHASER's sole discretion. PURCHASER reserves the rights to assign this Agreement with or without prior written notice to Merchant. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if PURCHASER so elects, be instituted in any court sitting in New York, (the “Acceptable Forums”). Merchant agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Merchant waives any right to oppose any motion or application made by PURCHASER to transfer such proceeding to an Acceptable Forum.

4.6

Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.

4.7

Severability. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.

4.8

Entire Agreement. Any provision hereof prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof. This Agreement and Security Agreement hereto embody the entire agreement between Merchant and PURCHASER and supersede all prior agreements and understandings relating to the subject matter hereof.

4.9

JURY TRIAL WAIVER. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT HEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

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4.10

CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

4.11

Facsimile Acceptance.Facsimile signatures shall be deemed acceptable for all purposes.

4.12

ARBITRATION AND CLASS ACTION WAIVER. PURCHASER or Merchant each may elect to resolve any and all claims and disputes relating in any way to this Agreement or their dealings with one another (“Claims”), except for Claims concerning the validity, scope or enforceability of this Arbitration Agreement, through BINDING INDIVIDUAL ARBITRATION. This Arbitration Agreement is made with respect to transactions involving interstate commerce and shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1-16 (the “FAA”), and not by state law.

4.13

Individual Arbitration. If either PURCHASER or Merchant elects to resolve a dispute by arbitration, this means that neither Merchant nor PURCHASER will be able to have the dispute settled by a court or jury trial or to participate in a class action or class arbitration. Other rights that Merchant and PURCHASER would have in court will not be available or will be more limited in arbitration, including the right to appeal. MERCHANT AND PURCHASER BOTH UNDERSTAND AND AGREE THAT BY ALLOWING EACH OTHER TO ELECT TO RESOLVE ANY DISPUTE THROUGH INDIVIDUAL ABRITRATION, THEY ARE EACH WAIVING THE RIGHT TO A JURY TRIAL OR A TRIAL

BEFORE A JUDGE IN A PUBLIC COURT. IF EITHER PURCHASER OR MERCHANT ELECTS TO RESOLVE A DISPUTE BY ARBITRATION, THAT DISPUTE SHALL BE ARIBTRATED ON AN INDIVIDUAL BASIS. NEITHER PURCHASER NOR MERCHANT MAY BRING A CLAIM UNDER THIS PROVISION AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE CAPACITY. THE ARBITRATOR(S) MAY NOT CONSOLIDATE MORE THAN ONE PARTY'S CLAIMS (except Claims by or against

Merchant and Principal(s) with respect to a single Agreement or series of agreements involving the same parties) AND MAY      NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING.

4.14

Arbitration Rules. Arbitration of any dispute under this Arbitration Agreement shall be administered by the American Arbitration Association (“AAA”) pursuant to the applicable rules of AAA in effect at the time the arbitration is initiated. Merchant may contact AAA to obtain information about arbitration, arbitration procedures and fees by calling 800-778-7879 or visiting www.adr.org. If AAA is unable or unwilling to administer the arbitration of a dispute, then a dispute may be referred to any other arbitration organization mutually agreed upon in writing by PURCHASER and Merchant or to an arbitration organization or arbitrator appointed pursuant to section 5 of the FAA. Arbitrations between PURCHASER and Merchant shall be conducted before a single arbitrator who shall be a retired judge or an attorney with at least 15 years of active practice. The arbitration shall take place in the federal judicial district in which Merchant's physical address is located, unless otherwise agreed by PURCHASER and Merchant in writing. The arbitrator shall apply applicable substantive law consistent with the FAA and applicable statutes of limitations and shall be authorized to award any relief that would have been available in court, provided that the arbitrator's authority to resolve claims and make awards is limited to PURCHASER and Merchant alone except as otherwise specifically stated herein. No arbitration award or decision will have any preclusive effect as to issues or claims in any dispute with anyone who is not a named party to the arbitration. The decision by the arbitrator shall be final and binding. PURCHASER and Merchant agree that the Arbitration Agreement extends to any other parties involved in any Claims, including but not limited to Principal(s) and PURCHASER's employees, affiliated companies and vendors. In the event of any conflict between this Arbitration Agreement and the AAA arbitration rules or the rules of any other arbitration organization or arbitrator, this Arbitration Agreement shall govern.

4.15

Arbitration Fees and Costs. If PURCHASER initiates a dispute and either PURCHASER or Merchant elects arbitration of that dispute, or if Merchant initiates it, PURCHASER will be responsible for paying all of the arbitration fees. If Merchant initiates a dispute, but does not elect to arbitrate that dispute, and PURCHASER elects to arbitrate that dispute, Merchant will be responsible for paying PURCHASER's share of the arbitration fees up to the amount of any filing fees Merchant would have incurred. If Merchant had brought a claim in the state or federal court closest to Merchant's physical address set forth above, and PURCHASER will pay the remainder of the fees.

4.16

Exception. Notwithstanding any other provision of this Agreement, Merchant and PURCHASER may seek relief in a small claims court for Claims within the jurisdiction of that court. In addition, Merchant and PURCHASER agree that this Arbitration Agreement does not stop Merchant or PURCHASER from exercising any lawful rights to seek provisional remedies or self-help. Merchant and PURCHASER agree that each of them may seek provisional remedies in court or self-help remedies out of court without waiving the right to arbitrate, and the exercise of self-help remedies is not exempt from legal challenge in arbitration or otherwise. Notwithstanding any other provision of this Agreement, if the foregoing prohibition against consolidated class and/or representative arbitration is determined to be invalid or unenforceable, then this entire Arbitration Agreement shall not apply. If any portion of this Arbitration Agreement other than the prohibition or consolidated, class and representative arbitration is deemed invalid or unenforceable, it shall not invalidate the remaining portions of this Arbitration Agreement.

4.17

Arbitration Agreement is Optional. MERCHANT HAS THE RIGHT TO REJECT THIS ARBITRATION AGREEMENT, BUT MUST EXERCISE THIS RIGHT PROMPTLY. If Merchant does not wish to be bound by this agreement to arbitrate, Merchant must notify PURCHASER in writing within sixty (60) days after the date of this Agreement. Merchant must send its request to: Syndimate 5455 Wilshire Blvd STE 950 Los Angeles, CA 90036. The request must include Merchant's full name, address, account number, and the statement “I reject the Arbitration Agreement contained in my Receipts Purchase and Sale Agreement withPURCHASER.” If Merchant exercises its right to reject arbitration, the other terms of this Agreement shall remain in full force and effect as if Merchant had not rejected arbitration.

4.18

Cure Provision. Merchant and PURCHASER intend for both of them to have the right to arbitrate disputes on an individual basis as set forth above. In the event that a court finds any reason to invalidate or refuse to enforce this Arbitration Agreement, the party aggrieved by that decision shall have the right to take unilateral action to eliminate the basis for the court's decision, such as by waiving any right or remedy it has under this Agreement or agreeing to additional fee or cost shifting. This cureright may be exercised during briefing of a motion to compel arbitration, during oral argument, or in a renewed motion to compel arbitration. If a renewed motion is filed, Merchant and PURCHASER agree that the exercises of cure rights hereunder shall constitute new facts permitting such a renewed motion.

  INITIAL:,

SECURITY AGREEMENT AND GUARANTY

Merchant's Legal Name: Sharing Services Inc D/B/A: Sharing Services Inc

Physical Address: 1700 Coit Rd, Suite 100

City: Plano State: TX Zip: 75075 Federal ID#: 30-0869786

SECURITY AGREEMENT

Security Interest. To secure Merchant's performance obligations to PURCHASER, as the lead purchaser for itself and its affiliates or the PURCHASERs , a list of which may be provided to the Merchant upon written notice after the funding of the purchase closes under the Receipts Purchase and Sale Agreement, Merchant hereby grants to

PURCHASER a security interest in (a) all accounts, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are defined in

Article

9 of the Uniform Commercial Code (the “UCC”), now or hereafter owned or acquired by Merchant; and (b) all proceeds, as that term is defined in Article 9 of the UCC

(a and b collectively, the “Collateral”).

Cross-Collateral. To secure Merchant's performance obligations to PURCHASER under this Security Agreement and Guaranty (the “Agreement”), Merchant hereby grants PURCHASER, for itself and its participants, a security interest in (the “Additional Collateral”). Guarantor understands that PURCHASER will have a security interest in the aforesaid Additional Collateral upon execution of this Agreement.

Merchant and Guarantor each acknowledge and agree that any security interest granted to PURCHASER under any other agreement between Merchant or Guarantor and PURCHASER (the “Cross-Collateral”) will secure the obligations hereunder and under the Receipts Purchase and Sale Agreement.

Merchant and Guarantor each agrees to execute any documents or take any action in connection with this Agreement as PURCHASER deems necessary to perfect or maintain

PURCHASER's first priority security interest in the Collateral, the Additional Collateral and the Cross-Collateral, including the execution of any account control agreements. Merchant and Guarantor each hereby authorizes PURCHASER to file any financing statements deemed necessary by PURCHASER to perfect or maintain PURCHASER's security interest, which financing statement may contain notification that Merchant and Guarantor have granted a negative pledge to PURCHASER with respect to the Collateral, the Additional Collateral and the Cross-Collateral, and that any subsequent lienor may be tortiously interfering with PURCHASER's rights. Merchant and Guarantor shall be liable for and PURCHASER may charge and collect all costs and expenses, including but not limited to attorney's fees, which may be incurred by PURCHASER in protecting, preserving and enforcing PURCHASER's security interest and rights.

Negative Pledge. Merchant and Guarantor each agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the

Collateral, the Additional Collateral or the Cross-Collateral, as applicable.

Consent to Enter Premises and Assign Lease. PURCHASER shall have the right to cure Merchant's default in the payment of rent on the following terms. In the event Merchant is served with papers in an action against Merchant for nonpayment of rent or for summary eviction, PURCHASER may execute its rights and remedies under the Assignment of Lease. Merchant also agrees that PURCHASER may enter into an agreement with Merchant's landlord giving PURCHASER the right: (a) to enter Merchant's premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same; and (b) to assign Merchant's lease to another qualified Merchant capable of operating a business comparable to Merchant's at such premises.

Remedies. Upon any Event of Default, PURCHASER may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing, whether by acceleration or otherwise.

GUARANTY

Personal Guaranty of Performance. The undersigned Guarantor(s) hereby guarantees to PURCHASER, Merchant's performance of all of the representations, warranties, covenants made by Merchant in this Agreement and the Receipts Purchase and Sale Agreement, as each agreement may be renewed, amended, extended or otherwise modified (the “Guaranteed Obligations”). Guarantor's obligations are due (i) at the time of any breach by Merchant of any representation, warranty, or covenant made by Merchant in this Agreement and the Receipts Purchase and Sale Agreement.

Guarantor Waivers. In the event that Merchant fails to perform any of its obligation when due under the Receipts Purchase and Sale Agreement, PURCHASER may enforce its rights under this Agreement without first seeking to compel delivery from Merchant, any other guarantor, of any Collateral, Additional Collateral or CrossCollateral PURCHASER may hold pursuant to this Agreement or any other guaranty.

Guarantor Acknowledgement. Guarantor acknowledges that: (i) He/She understands the seriousness of the provisions of this Agreement;

(ii) He/She has had a full opportunity to consult with counsel of his/her choice; and (iii) He/She has consulted with counsel of his or her choice or has decided not to avail himself/herself of that opportunity.

 INITIAL: ,

Joint and Several Liability. The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE “RECEIPTS PURCHASE AND SALEAGREEMENT”, INCLUDING THE “TERMS AND CONDITIONS”, ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE RECEIPTS PURCHASE AND SALE AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

MERCHANTS AND OWNERS/GUARANTORS ACKNOWLEDGE THAT THIS WRITING REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO.  IT IS UNDERSTOOD THAT ANY REPRESENTATIONS OR ALLEGED PROMISES BY INDEPENDENT BROKERS OR AGENTS OF ANY PARTY    IF NOT INCLUDED IN THIS WRITTEN AGREEMENT ARE CONSIDERED NULL AND VOID. ANY MODIFICATION OR OTHER ALTERATION TO THE AGREEMENT MUST BE IN WRITING AND EXECUTED BY THE PARTIES TO THIS CONTRACT.

MERCHANT #1

By: Jordan Brock                                                                                                                         Jordan Brock

(Print name and Title)

(Signature)

SS# ____________   Drivers License Number:

MERCHANT #2

By:  ____________________________

(Print name and Title)

(Signature)

SS#

Drivers License Number:

OWNER/GUARANTOR #1

By: Jordan Brock                                                                                                                         Jordan Brock

(Print name and Title)

(Signature)

SS# _____________ Drivers License Number:

OWNER/GUARANTOR #2

By:  _________________________                                                                                                                              __________

(Print name and Title)

(Signature)

SS#

Drivers License Number:

AUTHORIZED SERVICING AGENT – Syndimate

Syndimate provides administrative, bookkeeping, reporting and support services for Syndimate and the Merchant. Syndimate may at its sole discretion participate in this financing by providing a small portion of the funds for this transaction directly to Syndimate. Syndimate is not a credit card processor, or in the business of processing credit cards. Merchant hereby acknowledges that in no event will Syndimate be liable for any claims made against the Syndimate or the Processor under any legal theory for lost profits, lost revenues, lost business opportunity, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by the Merchant and Owner/Guarantor.

MERCHANT

By: Jordan Brock                                                                                                                         Jordan Brock

(Print name and Title)

(Signature)

__________________________                                                                                 _________

(Print name and Title)

(Signature)

CUSTOMER AUTHORIZATION AGREEMENT FOR PREAUTHORIZED © ACH CREDITS & DEBITS

COMPANY

COMPANY

NAME Syndimate

ID NUMBER ___________

I (we) hereby authorize the Company named above (the “COMPANY”), to initiate debit and credit entries to my (our) [ ] Checking [ ]  Savings account (select one) indicated below and the depository named below, hereinafter “DEPOSITORY”, to  debit or credit the same       to such account. I further authorize the Company to debit said account for such amount allowed by law in the event a debit entry is rej  ected by the Depository.

DEPOSITORY NAME _________________________________________

ROUTING/ABA NO. _________________________

ACCOUNT NO. _______________________

Please Check Those That Apply

:

___This is a Bank Account of a Natural Person

___This Account is Used for Commercial/Business Transaction s

ATTACH A COPY OF A VOIDED CHECK FOR THE INDICATED ACCOUNT

This authority is to remain in full force and effect until COMPANY has received written notification of its termination in such time, but no less than 3 business days before any Receipts are due to be delivered, and in such manner as to afford COMPANY and DEPOSITORY a reasonable opportunity to act on it.

CLIENT NAME (Business or Personal as Appropriate)

Sharing Services Inc

Date:

11/02/2018

SIGNATURE(S)_______________________

PRINT NAME(S)

Jordan Brock

PHONE #

(800) 518-0284

A COPY OF THIS AGREEMENT MUST BE GIVEN TO THE CUSTOMER(S) WHO SIGNED

NOTE: ALL WRITTEN DEBIT AND CREDIT AUTHORIZATIONS MUST PROVIDE THAT THE RECEIVER MAY REVOKE THE AUTHORIZATION ONLY BY NOTIFYING THE ORIGINATOR IN THE MANNER SPECIFIED IN THE AUTHORIZATION.